SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934



Date of Report: December 10, 1998


HAUSER, INC.
(formerly Hauser Chemical Research, Inc.)
(Exact name of Registrant as specified in its charter)


Colorado                     0-17174              84-0926801
(State or other              (Commission          (I.R.S.
 jurisdiction of              File Number)         Employer
 incorporation)                                    Number)


5555 Airport Boulevard
Boulder, Colorado 80301
(Address of principal executive office)


(303) 443-4662
(Registrant's telephone number,
 including area code)

Item 5.    Other Events

On December 9, 1998, the Company and Zuellig Group N. A., Inc.
issued a joint press release, which is attached to this Report as Exhibit 5.1 hereto.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit 5.1          Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED, this 10th day of December, 1998


HAUSER, INC.


By:
/s/David I. Rosenthal
Chief Financial Officer